         As filed with the Securities and Exchange Commission on January 5, 2001
                                                    Registration No. 333-_______

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         -----------------------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                         -----------------------------

                      Applied Micro Circuits Corporation
            (Exact Name Of Registrant As Specified In Its Charter)

                         -----------------------------

           Delaware                                     94-2586591
(State or Other Jurisdiction of            (I.R.S. Employer Identification No.)
 Incorporation or Organization)

                              6290 Sequence Drive
                             San Diego, CA  92121
                                (858) 450-9333
              (Address, Including Zip Code, and Telephone Number,
       Including Area Code, Of Registrant's Principal Executive Offices)

                         -----------------------------

                          2000 Equity Incentive Plan
                           (Full Title Of The Plan)

                         -----------------------------

                              William E. Bendush
    Vice President, Finance and Administration, and Chief Financial Officer
                      Applied Micro Circuits Corporation
                              6290 Sequence Drive
                             San Diego, CA  92121
                                (858) 450-9333
(Name, Address, Including Zip Code, And Telephone Number, Including Area Code,
                             Of Agent For Service)

                         -----------------------------

                                  Copies to:
                             D. Bradley Peck, Esq.
                              Cooley Godward LLP
                       4365 Executive Drive, Suite 1100
                             San Diego, CA  92121
                                (858) 550-6000

                         -----------------------------


                        CALCULATION OF REGISTRATION FEE

==============================================================================================================================
                                                                 Proposed Maximum      Proposed Maximum
      Title of Securities                                            Offering             Aggregate           Amount of
       to be Registered           Amount to be Registered (1)   Price per Share (2)   Offering Price (2)   Registration Fee
------------------------------------------------------------------------------------------------------------------------------
Stock Options and Common Stock
 (par value $.01)                      25,000,000 shares                 $65.65625       $1,641,406,250         $410,351.56
==============================================================================================================================

(1) This registration statement shall also cover any additional shares of Common Stock which shall become issuable under the 2000 Equity Incentive Plan, as amended, by reason of any stock dividend, stock split, recapitalization or any other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h)(1) of the Securities Act of 1933, as amended. The price per share and the aggregate offering price are calculated on the basis of $65.65625, the average of the high and low sales prices of Registrant's Common Stock on January 3, 2001, as reported on The Nasdaq National Market.

     INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION STATEMENTS ON
                     FORM S-8 NOS. 333-35408 AND 333-48912

The contents of Registration Statements on Form S-8 No. 333-35408 filed with the Securities and Exchange Commission on April 21, 2000 and No. 333-48912 filed with the Commission on October 30, 2000 are incorporated by reference herein.


                                   EXHIBITS

Exhibit
Number
       5.1   Opinion of Cooley Godward LLP
      23.1   Consent of Ernst & Young LLP, Independent Auditors
      23.2   Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement
      24.1   Power of Attorney is contained on the signature pages
      99.1*  2000 Equity Incentive Plan, as amended

___________________________________
*Filed as Exhibit 99.1 to the Registrant's Registration Statement on Form S-8 No. 333-48912 filed with the Commission on October 30, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on January 4, 2001.


                            Applied Micro Circuits Corporation

                            By: /s/ WILLIAM E. BENDUSH
                                ----------------------------
                                William E. Bendush
                                Vice President, Finance and Administration, and Chief Financial Officer

                               POWER OF ATTORNEY

     Know All Persons By These Presents, that each person whose signature appears below constitutes and appoints David M. Rickey and William E. Bendush, and both or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signature                                          Title                                  Date
/s/ DAVID M. RICKEY                               Chairman of the Board of Directors,             January  4, 2001
-----------------------------------------------   President and Chief Executive Officer
              David M. Rickey                     (Principal Executive Officer)

/s/ WILLIAM E. BENDUSH                            Vice President, Finance and Administration,     January 4, 2001
-----------------------------------------------   and Chief Financial Officer (Principal
            William E. Bendush                    Financial and Accounting Officer)

/s/ ROGER A. SMULLEN, SR.                         Vice Chairman of the Board of Directors         January 4, 2001
-----------------------------------------------
            Roger A. Smullen, Sr.

/s/ R. CLIVE GHEST                                Director                                        January 4, 2001
-----------------------------------------------
              R. Clive Ghest

/s/ FRANKLIN P. JOHNSON, JR.                      Director                                        January 4, 2001
-----------------------------------------------
          Franklin P. Johnson, Jr.

/s/ S. ATIQ RAZA                                  Director                                        January 4, 2001
-----------------------------------------------
               S. Atiq Raza

/s/ ARTHUR B. STABENOW                            Director                                        January 4, 2001
-----------------------------------------------
            Arthur B. Stabenow

/s/ HARVEY P. WHITE                               Director                                        January 4, 2001
-----------------------------------------------
             Harvey P. White

/s/ WILLIAM K. BOWES, JR.                         Director                                        January 4, 2001
-----------------------------------------------
          William K. Bowes, Jr.

/s/ DOUGLAS SPRENG                                Director                                        January 4, 2001
-----------------------------------------------
             Douglas Spreng

                                 EXHIBIT INDEX

    EXHIBIT                      DESCRIPTION
    NUMBER
         5.1   Opinion of Cooley Godward LLP
        23.1   Consent of Ernst & Young LLP, Independent Auditors
        23.2   Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration
               Statement
        24.1   Power of Attorney is contained on the signature pages
        99.1*  2000 Equity Incentive Plan, as amended

___________________________________
*Filed as Exhibit 99.1 to the Registrant's Registration Statement on Form S-8 No. 333-48912 filed with the Commission on October 30, 2000.